Trenchless Fund ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value
Consumer Discretionary Products - 8.2%
LVMH Moet Hennessy Louis Vuitton SE - ADR	10,000	$1,536,100
Mobileye Global, Inc. - Class A (a)	175,000	2,397,500
		3,933,600

Consumer Discretionary Services - 4.5%
DraftKings, Inc. - Class A (a)	55,303	2,167,878

Financial Services - 10.6%
Block, Inc. (a)	28,999	1,946,703
SoFi Technologies, Inc. (a)	404,197	3,176,988
		5,123,691

Health Care - 2.6%
Humana, Inc.	4,000	1,266,960

Media - 32.8%(b)
Alphabet, Inc. - Class A	17,292	2,867,878
Lyft, Inc. - Class A (a)	564,310	7,194,953
Maplebear, Inc. (a)	66,958	2,727,869
Snap, Inc. - Class A (a)	280,979	3,006,475
		15,797,175

Retail & Wholesale - Discretionary - 8.9%
Amazon.com, Inc. (a)	12,066	2,248,258
Ulta Beauty, Inc. (a)	5,288	2,057,666
		4,305,924

Software & Tech Services - 14.5%
Palo Alto Networks, Inc. (a)	4,369	1,493,324
Paycom Software, Inc.	7,171	1,194,474
Snowflake, Inc. - Class A (a)	20,110	2,309,835
Workday, Inc. - Class A (a)	8,079	1,974,588
		6,972,221

Tech Hardware & Semiconductors - 13.4%
Advanced Micro Devices, Inc. (a)	13,186	2,163,559
NVIDIA Corp.	17,117	2,078,688
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	12,768	2,217,419
		6,459,666
TOTAL COMMON STOCKS (Cost $44,372,489)		46,027,115

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.7%	Shares
First American Government Obligations Fund - Class X, 4.78% (c)	835,397	835,397
TOTAL SHORT-TERM INVESTMENTS (Cost $835,397)		835,397

TOTAL INVESTMENTS - 97.2% (Cost $45,207,886)		46,862,512
Other Assets in Excess of Liabilities - 2.8%		1,365,588
TOTAL NET ASSETS - 100.0%		$48,228,100

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
SE - Societas Europeae

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Trenchless Fund ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$46,027,115	$–	$–	$46,027,115
Money Market Funds	835,397	–	–	835,397
Total Investments	$46,862,512	$–	$–	$46,862,512

Refer to the Schedule of Investments for further disaggregation of investment categories.